SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 19, 2011
Date of Report
(Date of Earliest Event Reported)

SONOSITE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices)   (Zip Code)

(425) 951-1200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 19, 2011, SonoSite, Inc. held its annual meeting of shareholders. The following is a summary of the matters voted on at the meeting:

    1)    The election of eight director to serve one-year terms:

Nominee	For	Withheld	Broker Non-Votes
Carmen L. Diersen	11,181,193	128,939	1,244,410
Steven R. Goldstein, M.D.	10,907,005	403,127	1,244,410
Kevin M. Goodwin	11,056,507	253,625	1,244,410
Paul V. Haack	11,180,927	129,205	1,244,410
Robert G. Hauser, M.D.	11,049,778	260,354	1,244,410
Rodney F. Hochman, M.D.	11,179,891	130,241	1,244,410
Richard O. Martin, Ph.D.	11,179,753	130,379	1,244,410
William G. Parzybok, Jr.	10,991,680	398,452	1,244,410

    2)    The ratification of the appointment of KPMG, LLP as our independent registered public accountant:

For	Against	Abstain
12,363,047	160,704	10,791

    3)    The approval, on a non-binding basis, of executive compensation:

For	Against	Abstain	Broker Non-Votes
10,589,959	705,049	15,124	1,224,410

    4)    The approval, on a non-binding basis, of the frequency of votes on executive compensation:

One Year	Two Years	Three Years	Abstain
9,167,088	21,101	2,114,625	7,318

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	April 21, 2011	By:	/s/ MARCUS Y. SMITH
Marcus Y. Smith Senior Vice President, Chief Financial Officer and Treasurer

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